EXHIBIT XXX

                            CRITICAL HOME CARE, INC.

                         Investor Subscription Documents

                                Private Placement
                                    of up to
           $2,000,000 Principal Amount of Convertible Promissory Notes
                             (Due December 31, 2002)


                                                               September 27,2002

     I. Subscription Instructions

     II. Payment Instructions

     III. Note Purchase Agreement***

                Exhibit A         Form of Convertible Promissory Note

     IV. Purchaser Questionnaire and Statement***

     V. Disclosure Package

               1  CRITICAL  HOME  CARE,  INC.   Confidential   Memorandum  dated
          September 27,2002

               2 CRITICAL HOME CARE, INC. Audited Financial Statements for the Period Ended December 31,2001

               3 CRITICAL HOME CARE, INC. Unaudited Financial Statements for the Period Ended June 30, 2002

               4 Mojave Southern Inc. (a/k/a New York Medical Inc.) Form 8-K for September 26, 2002.

               5 Mojave Southern Inc. (a/k/a New York Medical Inc.) Schedule 14(f) filed on September 19, 2002.

               6 Mojave Southern, Inc. Form 10-KSB for December 31, 2001 with Audited Financial Statements for the Period Ended December 31, 2001 7 Mojave Southern, Inc. Form 10-QSB for June 30, 2002

     *** To be completed and executed by Investor and returned to CRITICAL HOME CARE, INC., as provided below

     THE ENCLOSED DOCUMENTS RELATE TO A PRIVATE PLACEMENT OF SECURITIES BY CRITICAL HOME CARE, INC. THE SECURITIES THAT ARE THE SUBJECT OF THE ENCLOSED SUBSCRIPTION DOCUMENTS ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF HIS, HER OR ITS ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY REVIEW THE ENCLOSED DOCUMENTS.

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                          I. SUBSCRIPTION INSTRUCTIONS


     I Complete the Note Purchase Agreement by signing two copies of the signature page (the page 13) as follows:

               1. If the Investor is an individual sign under the line "If Individual Investor". If there is a second individual Investor (not a partnership), that person should sign on "Co-Signature" line.

               2. If the Investor is not an individual, an authorized signatory of the entity should sign under the line "If Entity Investor" and fill in the requested information.

               3. Print the Investor's name and mailing address where indicated on the signature page.

               4. Indicate the Principal Sum subscribed for.


     II Complete the Purchaser Questionnaire and Statement (Item IV in this Package).

               1. Answer all questions. Use one or more additional sheets if necessary.

               2.   If  an   individual   investor,   complete   the   Purchaser
          Questionnaire and Statement on Page 5 as follows:

                    (1) Insert the date;

                    (2) Print the name of the Investor(s); and

                    (3) Sign on the signature line.

               3. If an entity investor, complete the Purchaser Questionnaire and Statement on Page 6 as follows:

                    (1) Insert the date;

                    (2) Print the name of the Investor; and

                    (3) Have an authorized signatory of the Investor sign on the signature line.

               4. Using the appropriate form of Acknowledgment to the Purchaser Questionnaire and Statement on Page 7 or Page 8 based on the form of the Investor (Individual, Corporation or Partnership/LLC), have the signatures notarized.


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     RETURN ALL THESE COMPLETED AND SIGNED MATERIALS TO THE PLACEMENT AGENT:

                        VERTICAL CAPITAL PARTNERS, INC.
                          488 Madison Avenue, 8th Floor
                            New York, New York 10022
                          Attn: Ron Heineman, President

     1. Send in your payment following these PAYMENT INSTRUCTIONS:

PAYMENT  INSTRUCTIONS

     Send the funds for your participation either by wire transfer or by check in accordance with the following instructions:

     -- Wire Funds       Wire the  funds to  Citibank  N.A.,  as escrow  agent,
                          to the following account:

                         Citibank, N.A.
                         New York, NY
                         ABA/Routing No.: 021000089
                         Credit: PBG Concentration Account No.
                         Further Credit: Account No.
                         F/F/C/T: CRITICAL HOME CARE, INC./Vertical Partners
                         Attn.: Kerry McDonough (212) 804-5499

-- Check                 Make your check payable to " Citibank N.A. as Escrow
                          Agent F/B/O CRITICAL HOME CARE, INC." and send the check to:

                         Vertical Capital Partners, Inc.
                         488 Madison Avenue
                         Attn:  Ron Heineman, President
                         New York, New York  l0022
                         Tel. No.  (212) 446-0006